Exhibit 99.2







Montpelier Re Holdings Ltd.


Financial  Supplement


September 30, 2006


Contact:   William Pollett   Treasurer
           telephone: (441) 297 9576   email: bill.pollett@montpelierre.bm

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2006 and June 30, 2006, which we have filed with the Securities and Exchange Commission.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                               Table of Contents


1          Consolidated Financial Highlights

2          Consolidated Financial Highlights - 2005 Catastrophe Loss Impact

3          Summary Consolidated Balance Sheets

4          Summary Consolidated Income Statements

5          Premium Analysis by Quarter

6          Losses and Loss Ratios

7          Capital

8          Consolidated Investments

9          Reinsurance Receivable / Recoverable by Rating

10         Return on Equity and Change in Book Value Per Share

11         Fully Converted Book Value Per Share

12         Securities Convertible into Common Shares

13         Basic and Diluted Earnings Per Share

14         Summary Consolidating Balance Sheet - Blue Ocean

15         Summary Consolidating Income Statement - Blue Ocean Q3 2006

16         Summary Consolidating Income Statement - Blue Ocean YTD 2006

17         Financial Measures Disclosures



                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts


                                                Three months ended Sept 30  % change     Nine months ended Sept 30     % change
                                                   2006         2005           QTD           2006           2005          YTD
                                               ------------------------     ---------  -----------------------------  ----------
Gross premiums written                          $   121.0    $   290.0         -58%     $      642.1      $   871.9        -26%

Net premiums written                            $   107.8    $   237.7         -55%     $      525.4      $   748.7        -30%

Net premiums earned                             $   151.4    $   281.4         -46%     $      434.1      $   689.0        -37%

Net investment income                           $    33.1    $    20.6          61%     $       92.3      $    61.1         51%

Operating income (loss) (1)                     $    75.5    $  (891.4)         N/A     $      175.1      $  (730.3)        N/A

Net income (loss)                               $    83.3    $  (875.1)         N/A     $      180.7      $  (691.9)        N/A

Comprehensive income (loss)                     $   109.9    $  (896.9)         N/A     $      221.6      $  (750.3)        N/A

Operating cash flow                             $    67.8    $   111.5          N/A     $     (342.1)     $   268.3         N/A

Loss and loss adjustment expense ratio               28.5%       412.0%                         36.7%         191.6%
Acquisition costs ratio                              18.0%        15.4%                         21.0%          18.9%
General and administrative expense ratio             11.8%        -4.7%                         11.0%           2.5%
                                                 ---------    ---------                  ------------      ---------
     Combined ratio                                  58.3%       422.7%                         68.7%         213.0%

Diluted operating income (loss) per
 common share(2)                                $    0.78    $  (12.39)                 $       1.89      $  (11.07)
Diluted comprehensive income (loss) per
 common share                                   $    1.13    $  (12.47)                 $       2.39      $  (11.38)

Fully converted book value per share (3)        $   14.07    $   12.69

Change in FCBV adj for Dvds (4): Quarter              8.8%       -41.9%
Change in FCBV adj for Dvds (4):
 Rolling 12 months                                   13.4%       -27.1%

Dividend per share / warrant                    $   0.075    $    0.36

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments and foreign exchange.


(2) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 13 for a reconciliation to diluted operating earnings per share and Page 17 for a discussion of our use of certain Financial Measures Disclosures.


(3) See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 11 for more detail and Page 17 for a discussion of our use of certain Financial Measures Disclosures.


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

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
  Consolidated Financial Highlights - 2005 Catastrophe Loss Impact (unaudited)
                    $ in millions, except per share amounts




                                               Three months ended September 30, 2005        Year to date September 30, 2005
                                             -----------------------------------------  ----------------------------------------
                                              Results excl.  Catastrophe(1)              Results excl. Catastrophe(1)
                                               Cat Impact    loss impact   As reported    Cat Impact    loss impact  As reported
                                             -----------------------------------------  ----------------------------------------
Gross premiums written                           $  171.8     $  118.2      $  290.0        $  753.7     $  118.2    $ 871.9

Net premiums written                                155.5         82.2         237.7           666.5         82.2      748.7

Net premiums earned                                 199.2         82.2         281.4           606.8         82.2      689.0

Losses and loss adjustment expenses                  80.3      1,079.1       1,159.4           241.4      1,079.1    1,320.4

Variable expenses( 2)                                54.7        (24.8)         29.9           172.4        (24.8)     147.6
                                              ------------ ------------ -------------    ------------ ------------ ------------

Net income (loss)                                $   97.0     $ (972.1)     $ (875.1)       $  280.2     $ (972.1)   $(691.9)
                                              ------------ ------------ -------------    ------------ ------------ ------------

Operating income (loss)(3)                       $   80.7     $ (972.1)     $ (891.4)       $  241.8     $ (972.1)   $(730.3)
                                              ------------ ------------ -------------    ------------ ------------ ------------

Combined ratio
Loss and loss adjustment expense ratio               40.3%                     412.0%           39.8%                  191.6%
Acquisition costs and administrative expense
 ratio                                               27.5%                      10.7%           28.4%                   21.4%
                                              ------------              -------------    ------------              ------------
   Combined ratio                                    67.8%                     422.7%           68.2%                  213.0%
                                              ============              =============    ============              ============


(1) Includes estimates for Hurricanes Dennis, Katrina, Rita, Wilma, and the
European floods.

(2) Includes an estimate for acquisition costs and compensation expenses.

(3) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments and foreign exchange. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.


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


                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                Summary Consolidated Balance Sheets (unaudited)
                    $ in millions, except per share amounts



                                                          Sept 30     June 30      Mar 31     Dec 31      Sept 30
                                                            2006        2006        2006       2005        2005
                                                       ----------- ----------- ----------- ------------ -----------

ASSETS
Investments and cash and cash equivalents              $  3,123.6  $  3,064.6  $  3,021.1  $   2,902.4  $  3,071.9
Securities lending collateral                               342.1       268.0       273.6        315.6       674.2
Premiums receivable                                         270.9       390.4       283.9        270.9       362.5
Deferred acquisition costs                                   42.9        55.7        49.8         53.4        71.6
Reinsurance receivable/recoverable                          220.0       266.0       344.5        361.3       229.5
Unearned premium ceded                                       55.1        80.4        97.2         83.8        46.8
Other assets                                                 41.2        39.2        33.6         72.3        30.4
                                                       ----------- ----------- ----------- ------------ -----------

  Total Assets                                         $  4,095.8  $  4,164.3  $  4,103.7  $   4,059.7  $  4,486.9
                                                       =========== =========== =========== ============ ===========

LIABILITIES
Loss and loss adjustment expense reserves                 1,341.4     1,448.9     1,685.0      1,781.9     1,782.0
Unearned premium                                            325.3       394.3       290.5        262.8       377.5
Securities lending payable                                  342.1       268.0       273.6        315.6       674.2
Debt                                                        352.3       352.2       352.2        249.1       249.1
Other liabilities                                           149.0       231.4       198.8        228.7       272.5
                                                       ----------- ----------- ----------- ------------ -----------

  Total Liabilities                                    $  2,510.1  $  2,694.8  $  2,800.1  $   2,838.1  $  3,355.3

Minority Interest - Blue Ocean preferred shares(1)           59.8        58.0        56.2         54.2           -
Minority Interest - Blue Ocean common shares(1)             167.1       155.9       147.3        109.7           -
                                                       ----------- ----------- ----------- ------------ -----------
  Total Minority Interest                                   226.9       213.9       203.5        163.9           -
                                                       ----------- ----------- ----------- ------------ -----------

SHAREHOLDERS' EQUITY                                      1,358.8     1,255.6     1,100.1      1,057.7     1,131.6
                                                       ----------- ----------- ----------- ------------ -----------

  Total Liabilites, Minority Interest & Shareholders'
   Equity                                              $  4,095.8  $  4,164.3  $  4,103.7  $   4,059.7  $  4,486.9
                                                       =========== =========== =========== ============ ===========

Fully converted book value per share (2)               $    14.07  $    13.00  $    12.27  $     11.86  $    12.69
                                                       ----------- ----------- ----------- ------------ -----------


(1) See page 14 for additional information.

(2) See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.


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


                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
               Summary Consolidated Income Statements (unaudited)
                    $ in millions, except per share amounts


                                                                                                  YTD     YTD     Full Year
                                           Q3-06      Q2-06       Q1-06      Q4-05     Q3-05      2006    2005      2005
                                        ---------- ---------- ----------- --------- ---------- -------- --------- ---------

   Underwriting revenues
   Gross premiums written                $  121.0   $  296.2   $   224.9   $ 106.8   $  290.0  $ 642.1  $  871.9  $  978.7
   Reinsurance premiums ceded                13.2       24.3        79.2      98.5       52.3    116.7     123.2     221.7
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Net premiums written                     107.8      271.9       145.7       8.3      237.7    525.4     748.7     757.0

   Gross premiums earned                    190.0      192.4       197.2     224.4      338.1    579.6     779.0   1,003.4
   Reinsurance premiums earned               38.6       41.1        65.8      64.9       56.7    145.5      90.0     154.9
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Net premiums earned                      151.4      151.3       131.4     159.5      281.4    434.1     689.0     848.5

   Loss and loss adjustment expenses         43.2       65.4        50.9     190.2    1,159.4    159.5   1,320.4   1,510.7
   Acquisition costs                         27.3       29.9        33.9      35.8       43.2     91.1     130.5     166.3
   General and administrative expenses       17.9       15.0        14.7       8.9      (13.3)    47.6      17.1      26.0
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Underwriting income (loss)                63.0       41.0        31.9     (75.4)    (907.9)   135.9    (779.0)   (854.5)
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------

   Net investment income                     33.1       30.4        28.8      26.0       20.6     92.3      61.1      87.1
   Financing expense                          6.8        7.0         7.1       4.6        4.1     20.9      12.4      17.0

   Other income                               2.5        2.6         0.2       0.8          -      5.3         -       0.8
   Other operating expense                    3.3        3.0         4.8         -          -     11.1         -         -
   Minority interest expense                 13.0       10.5         2.9         -          -     26.4         -         -
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Operating income (loss)                   75.5       53.5        46.1     (53.2)    (891.4)   175.1    (730.3)   (783.6)
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------



   Net realized gains (losses) on invest.
    and FX transl.                            7.8        4.1        (6.3)     (7.8)      16.3      5.6      38.4      30.6

                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Net income (loss)                         83.3       57.6        39.8     (61.0)    (875.1)   180.7    (691.9)   (753.0)
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------

   Other comprehensive income (loss) items   26.6        5.6         8.7      (5.8)     (21.8)    40.9     (58.4)    (64.1)

                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
   Comprehensive income (loss)           $  109.9   $   63.2   $    48.5   $ (66.8)  $ (896.9) $ 221.6  $ (750.3) $ (817.1)
                                        ========== ========== =========== ========= ========== ======== ===================

   Net written/gross premium written         89.1%      91.8%       64.8%      7.7%      82.0%    81.8%     85.9%     77.3%

   Loss and loss adjustment expense ratio    28.5%      43.2%       38.7%    119.2%     412.0%    36.7%    191.6%    178.0%
   Acquisition costs ratio                   18.0%      19.8%       25.8%     22.4%      15.4%    21.0%     18.9%     19.6%
   General and administrative expense ratio  11.8%       9.9%       11.2%      5.6%      -4.7%    11.0%      2.5%      3.1%
                                        ---------- ---------- ----------- --------- ---------- -------- -------------------
          Combined ratio                     58.3%      72.9%       75.7%    147.2%     422.7%    68.7%    213.0%    200.7%
                                        ========== ========== =========== ========= ========== ======== ===================

   Diluted operating income (loss) per
    common share(1)                      $   0.78   $   0.58   $    0.51   $ (0.60)  $ (12.39) $  1.89  $ (11.07) $ (10.92)
   Diluted comprehensive income (loss)
    per share                            $   1.13   $   0.69   $    0.54   $ (0.75)  $ (12.47) $  2.39  $ (11.38) $ (11.39)

   Dividend per share / warrant          $  0.075   $  0.075   $   0.075   $ 0.075   $   0.36  $  0.23  $   6.58  $   6.66

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 13 for a reconciliation to diluted operating earnings (loss) per share and Page 17 for a discussion of our use of certain Financial Measures Disclosures.




                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                    Premium Analysis by Quarter (unaudited)
                                 $ in millions


                                                                                               YTD         YTD      Full Year
                                    Q3-06       Q2-06       Q1-06      Q4-05       Q3-05       2006        2005        2005
                                ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Gross premium written
 Property risk excess of loss   $     17.0  $      5.1  $     18.9  $      4.8  $     38.6  $     41.0  $    157.7  $    162.6
 Property pro-rata                     9.7        27.2        28.0        30.6        35.5        64.9        95.0       125.5
 Property direct & facultative        18.9        33.0        17.3        13.4        17.3        69.2        56.3        69.8
 Property Specialty                   45.6        65.3        64.2        48.8        91.4       175.1       309.0       357.9

 Property catastrophe excess
  of loss                             46.8       124.0        94.9        26.9        99.6       265.7       286.4       313.2
 Property retrocession                 1.2         3.6         1.7         1.9        50.1         6.5       105.2       107.1
 Property Catastrophe                 48.0       127.6        96.6        28.8       149.7       272.2       391.6       420.3

 Personal accident & WCA               3.4         7.6         8.3         3.9         7.7        19.3        25.7        29.5
 Casualty                              8.7        21.4        19.1        12.1        17.9        49.2        76.4        88.5
 Marine & miscellaneous                2.2         5.7         5.6         5.9        14.3        13.5        35.5        41.5
 Sabotage & terrorism                  3.4         5.7         4.5         4.6         5.5        13.6        18.9        23.6
 Aviation                              2.9         1.0         5.0         3.7         3.5         8.9        13.6        17.2
 Other Specialty                      20.6        41.4        42.5        30.2        48.9       104.5       170.1       200.3

 Property Retrocession -
  Blue Ocean                           6.8        61.9        21.9           -           -        90.6           -           -

 Qualifying Quota Share                  -           -        (0.3)       (1.0)          -        (0.3)        1.2         0.2
                                ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

 Total                          $    121.0  $    296.2  $    224.9  $    106.8  $    290.0  $    642.1  $    871.9  $    978.7
                                =========== =========== =========== =========== =========== =========== =========== ===========


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                       Losses and Loss Ratios (unaudited)
                                  $ in millions


                                                                             Full Year
                        Q3-06      Q2-06      Q1-06     Q4-05      Q3-05       2005
                       ---------  ---------  --------- ---------  ---------  ---------
Property Specialty

 Net reserves: start      360.7      400.8      398.4     448.2      177.6      160.8
 Change in prior AY        (4.2)      (9.7)      (7.8)     (2.7)      (1.3)     (24.3)
 Paid losses (1)          (46.7)     (56.7)     (25.8)   (106.5)     (28.2)    (186.6)
 Incurred losses           22.4       26.3       36.0      59.4      300.1      448.5
                       ---------  ---------  --------- ---------  ---------  ---------
 Net reserves: end        332.2      360.7      400.8     398.4      448.2      398.4
                       ---------  ---------  --------- ---------  ---------  ---------

 Net earned premium        58.0       57.1       63.5      56.4       72.2      297.9

Net loss ratio             31.5%      29.1%      44.4%    100.3%     414.3%     142.4%
Prior AY adjusts.          -7.2%     -17.0%     -12.3%     -4.8%      -1.8%      -8.2%

Paid to incurred            257%       342%        91%      188%         9%        44%

Property Catastrophe

 Net reserves: start      490.0      629.8      719.8     803.0      106.0      117.9
 Change in prior AY         2.1       21.8        1.1      (2.9)      (3.0)      20.5
 Paid losses (1)          (78.4)    (165.3)     (99.1)   (151.3)     (29.7)    (236.6)
 Incurred losses            4.7        3.7        8.0      71.0      729.7      818.0
                       ---------  ---------  --------- ---------  ---------  ---------
 Net reserves: end        418.4      490.0      629.8     719.8      803.0      719.8
                       ---------  ---------  --------- ---------  ---------  ---------

 Net earned premium        38.5       44.0       28.6      57.2      153.0      345.3

Net loss ratio             17.6%      57.9%      31.8%    119.1%     475.1%     242.8%
Prior AY adjusts.           5.5%      49.5%       3.8%     -5.1%      -2.0%       5.9%

Paid to incurred          1153%       648%      1089%      222%         4%        28%

Blue Ocean Re

 Net reserves: start          -          -          -         -          -          -
 Change in prior AY                                 -         -          -          -
 Paid losses (1)                                    -         -          -          -
 Incurred losses                                    -         -          -          -
                       ---------  ---------  --------- ---------  ---------  ---------
 Net reserves: end            -          -          -         -          -          -
                       ---------  ---------  --------- ---------  ---------  ---------

 Net earned premium        23.9       18.0        4.3         -          -          -

Net loss ratio              0.0%       0.0%       0.0%      0.0%       0.0%       0.0%
Prior AY adjusts.           0.0%       0.0%       0.0%      0.0%       0.0%       0.0%

Paid to incurred              0%         0%         0%        0%         0%         0%


                                                                               Full Year
                        Q3-06      Q2-06      Q1-06       Q4-05      Q3-05       2005
                      ---------- ----------  ---------  ----------  ---------  ----------
Other Specialty

 Net reserves: start      366.1      351.0      341.3       281.7      155.2       128.6
 Change in prior AY        (5.4)       5.5       (6.6)        2.1       (1.9)      (17.7)
 Paid losses (1)           (7.6)      (9.4)      (6.2)       (7.8)      (7.8)      (28.4)
 Incurred losses           23.4       19.0       22.5        65.3      136.2       258.8
                      ---------- ----------  ---------  ----------  ---------  ----------
 Net reserves: end        376.5      366.1      351.0       341.3      281.7       341.3
                      ---------- ----------  ---------  ----------  ---------  ----------

 Net earned premium        31.0       32.3       35.2        46.8       55.5       200.4

Net loss ratio             58.3%      75.6%      45.2%      144.0%     242.2%      120.3%
Prior AY adjusts.         -17.4%      17.0%     -18.7%        4.5%      -3.4%       -8.8%

Paid to incurred             42%        38%        39%         12%         6%         12%

Qualifying Quota Share

 Net reserves: start          -       11.7       16.7        19.7       22.7        47.5
 Change in prior AY           -       (1.1)      (2.4)       (1.2)      (0.8)        4.4
 Paid losses (1)              -      (10.6)      (2.6)       (1.0)      (2.6)      (37.7)
 Incurred losses                                    -        (0.8)       0.4         2.5
                      ---------- ----------  ---------  ----------  ---------  ----------
 Net reserves: end            -          -       11.7        16.7       19.7        16.7
                      ---------- ----------  ---------  ----------  ---------  ----------

 Net earned premium           -       (0.1)      (0.3)       (0.9)       0.8         4.8

Net loss ratio              0.0%    1684.6%     847.3%      220.8%     -53.6%      145.6%
Prior AY adjusts.           0.0%    1718.8%     863.3%      132.9%     -97.6%       92.2%

Paid to incurred            0.0%      -964%      -108%        -50%      -650%        546%

TOTAL

 Net reserves: start    1,216.8    1,393.3    1,476.2     1,552.6      461.5       454.8
 Change in prior AY        (7.5)      16.5      (15.7)       (4.7)      (7.0)      (17.1)
 Paid losses (1)         (132.7)    (242.0)    (133.7)     (266.6)     (68.3)     (489.3)
 Incurred losses           50.5       49.0       66.5       194.9    1,166.4     1,527.8
                      ---------- ----------  ---------  ----------  ---------  ----------
 Net reserves: end      1,127.1    1,216.8    1,393.3     1,476.2    1,552.6     1,476.2
                      ---------- ----------  ---------  ----------  ---------  ----------

 Net earned premium       151.4      151.3      131.4       159.5      281.4       848.5

Net loss ratio             28.5%      43.3%      38.7%      119.3%     412.0%      178.0%
Prior AY adjusts.          -5.0%      10.9%     -11.9%       -2.9%      -2.5%       -2.0%

Paid to incurred            309%       369%       263%        140%         6%         32%

IBNR as a % of reserves      42%        42%        42%         52%        83%         52%

(1) Paid losses are shown net of the impact of foreign exchange translation


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                               Capital (unaudited)
                     $ in millions, except per share amounts



                                          Sept 30           Jun 30           Mar 31           Dec 31          Sep 30
                                            2006             2006             2006             2005            2005
                                       ---------------   ---------------  --------------   --------------  --------------
Debt                                   $        352.3    $        352.2   $       352.2    $       249.1   $       249.1
Preferred shares - Blue Ocean                    59.8              58.0            56.2             54.2               -
Shareholders' equity                          1,358.8           1,255.6         1,100.1          1,057.7         1,131.6
                                       ---------------   ---------------  --------------   --------------  --------------
        Total capital                  $      1,770.9    $      1,665.8   $     1,508.5    $     1,361.0   $     1,380.7
                                       ===============   ===============  ==============   ==============  ==============
Debt/Total capital                               19.9%             21.1%           23.3%            18.3%           18.0%
Debt+Preferred shares/Total capital              23.3%             24.6%           27.1%            22.3%           18.0%

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                       Consolidated Investments(unaudited)
                                  $ in millions

                                                Sept 30          Jun 30         Mar 31        Dec 31         Sep 30
                                                  2006            2006           2006          2005           2005
                                             -------------   ------------  -------------  --------------  -------------
 Market value $
 Fixed maturities                             $    2,636.4    $   2,653.1   $    2,612.3   $     2,307.1   $    2,295.4
 Equity securities                                   181.3          169.7          143.1           113.5          111.1
 Other investments                                    37.1           36.2           35.4            31.6           31.0
 Cash and cash equivalents                           268.8          205.6          230.3           450.2          634.4
                                              -------------   ------------  -------------  --------------  -------------
      Total                                   $    3,123.6    $   3,064.6   $    3,021.1   $     2,902.4   $    3,071.9
                                              =============   ============  =============  ==============  =============

 Market value %
 Fixed maturities                                       85%            87%            86%             79%            75%
 Equity securities                                       6%             6%             5%              4%             4%
 Other investments                                       1%             1%             1%              1%             1%
 Cash and cash equivalents                               8%             6%             8%             16%            20%
                                              -------------   ------------  -------------  --------------  -------------
       Total                                           100%           100%           100%            100%           100%
                                              =============   ============  =============  ==============  =============
 Fixed Income Allocation by Market Value
 Government & government-sponsored entities   $    1,180.5    $   1,096.2   $    1,120.0   $       924.0   $    1,045.1
 Corporate debt securities                           689.6          723.4          731.7           750.5          718.1
 Mortgage-backed and asset-backed securities         766.3          833.5          760.6           632.6          532.2
                                              -------------   ------------  -------------  --------------  -------------
      Total                                   $    2,636.4    $   2,653.1   $    2,612.3   $     2,307.1   $    2,295.4
                                              =============   ============  =============  ==============  =============
 Total investment return
      Net investment income                   $       33.1    $      30.4   $       28.8   $        26.0   $       20.6
      Net realized gains (losses)                      7.0           (2.5)          (6.8)           (5.7)          17.1
      Change in unrealized gains (losses)             26.6            5.6            8.7            (5.8)         (21.8)
                                              -------------   ------------  -------------  --------------  -------------
      Total                                   $       66.7    $      33.5   $       30.8   $        14.4   $       15.9
                                              =============   ============  =============  ==============  =============
      Total return on average market value %           2.2%           1.1%           1.0%            0.5%           0.6%

 Average duration of fixed maturities            1.5 years      1.8 years      1.7 years       1.9 years      1.7 years
 Average credit quality of fixed maturities            AA+            AA+            AA+              AA             AA

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
             Reinsurance Receivable/Recoverable by Rating(unaudited)
                                  $ in millions




The ratings* of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses are as follows:

                      Sept 30                      Jun 30                        Mar 31                        Dec 31
                       2006                         2006                          2006                          2005
            --------------------------   --------------------------    --------------------------    --------------------------
A++         $       65.3          30%    $       74.2          28%     $      110.2          32%     $       76.7          21%
A+                  22.7          10%            27.2          10%             29.3           8%             36.4          10%
A                   98.6          45%           122.2          46%            157.6          46%            197.2          55%
A-                  18.4           8%            21.9           8%             22.7           7%             47.5          13%
B+                     -           -                -           -              21.7           6%                -            -
Not Rated           15.0           7%            20.5           8%              3.0           1%              3.5           1%
            --------------------------   --------------------------    --------------------------    --------------------------
            $      220.0         100%    $      266.0         100%     $      344.5         100%     $      361.3         100%
            ==========================   ==========================    ==========================    ==========================


* Ratings from A.M. Best as at end of period.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
         Return on Equity and Change in Book Value Per Share (unaudited)




                                                      Q3-06        Q2-06        Q1-06       Q4-05        Q3-05
                                                   -----------  ----------  -----------  -----------  -----------

Comp Inc/Avg S/Hs' equity(1) : Quarter                   8.4%        5.4%         4.5%        -6.1%       -69.1%

Comp Inc/Avg S/Hs' equity(1) : Rolling 12 months        12.1%      -68.1%       -67.4%       -68.0%       -63.8%


FCBVPS(2)                                          $    14.07   $   13.00   $    12.27   $    11.86   $    12.69

Dividend per share/warrant(3)                      $    0.075   $   0.075   $    0.075   $    0.075   $     0.36

Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)                   0.6%        0.6%         0.6%         0.6%         1.6%
Qtr. Div. Yield on End Qtr. FCBVPS(3)                    0.5%        0.6%         0.6%         0.6%         2.8%

Change in FCBVPS (2): Quarter                            8.2%        6.0%         3.5%        -6.5%       -43.5%


Change in FCBV adj for Dvds 4 : Quarter                  8.8%        6.6%         4.0%        -6.0%       -41.9%

Change in FCBV adj for Dvds4 : Rolling 12 months        13.4%      -40.1%       -39.1%       -37.8%       -27.1%

Compound annual change in FCBV adj for Dvds (4)          7.7%        6.7%         5.9%         5.5%         6.3%

Change in FCBV adj for Dvds 4 : Since inception         42.4%       33.7%            -            -            -




                                                       Q2-05        Q1-05       Q4-04        Q3-04
                                                    ----------  -----------  -----------  -----------

Comp Inc/Avg S/Hs' equity(1) : Quarter                   7.8%         2.3%         6.3%        -3.5%

Comp Inc/Avg S/Hs' equity(1) : Rolling 12 months        13.1%         8.5%        14.4%        15.1%


FCBVPS(2)                                           $   22.45   $    21.24   $    26.75   $    25.58

Dividend per share/warrant(3)                       $    0.36   $     5.86   $     0.34   $     0.34

Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)                   1.7%        21.9%         1.3%         1.3%
Qtr. Div. Yield on End Qtr. FCBVPS(3)                    1.6%        27.6%         1.3%         1.3%

Change in FCBVPS (2): Quarter                            5.7%       -20.6%         4.6%        -4.6%


Change in FCBV adj for Dvds 4 : Quarter                  7.4%         1.3%         5.9%        -3.3%

Change in FCBV adj for Dvds4 : Rolling 12 months        10.2%         6.5%        13.1%        13.9%

Compound annual change in FCBV adj for Dvds (4)         19.4%        18.6%        19.7%        19.2%

Change in FCBV adj for Dvds 4 : Since inception             -            -            -            -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(2) FCBVPS = Fully converted book value per share. See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts

                                                                       Sept 30            Jun 30            Mar 31
                                                                         2006              2006              2006
                                                                  ----------------- ----------------- -----------------
Numerator

Shareholders' equity                                               $       1,358.8   $       1,255.6   $       1,100.1
Proceeds from assumed exercise of outstanding warrants  (1)                      -                 -                 -
Proceeds from assumed exercise of variable forward (2)                           -                 -                 -
Proceeds from assumed exercise of outstanding options                            -                 -                 -
                                                                  ----------------- ----------------- -----------------
Book value numerator                                               $       1,358.8   $       1,255.6   $       1,100.1
                                                                  ================= ================= =================
Denominator

Common voting shares outstanding                                       111,775,682       107,875,959        89,179,407
Less: common shares subject to issuance agreement                      (15,694,800)      (11,800,000)                -
                                                                  ----------------- ----------------- -----------------
Common voting shares outstanding - adjusted                             96,080,882        96,075,959        89,179,407

Shares issueable upon exercise of outstanding warrants (1)                       -                 -                 -
Shares issuable in connection with forward sale agreements (2)                   -                 -                 -
Shares issueable upon conversion of outstanding share equivalents          470,310           478,421           469,196
Shares outstanding upon exercise of outstanding options                          -                 -                 -
                                                                  ----------------- ----------------- -----------------
Book value denominator                                                  96,551,192        96,554,380        89,648,603
                                                                  ================= ================= =================
Fully converted book value per common voting and
                                                                  ----------------- ----------------- -----------------
common equivalent voting share                                     $         14.07   $         13.00   $         12.27
                                                                  ================= ================= =================

                                                                        Dec 31            Sep 30
                                                                         2005              2005
                                                                  ----------------- -----------------
Numerator

Shareholders' equity                                              $        1,057.7   $       1,131.6
Proceeds from assumed exercise of outstanding warrants  (1)                      -                 -
Proceeds from assumed exercise of variable forward (2)                           -                 -
Proceeds from assumed exercise of outstanding options                            -                 -
                                                                  ----------------- -----------------
Book value numerator                                              $       1,057.7   $       1,131.6
                                                                  ================= =================
Denominator

Common voting shares outstanding                                        89,178,490        89,178,490
Less: common shares subject to issuance agreement                                -                 -
                                                                  ================= =================
Common voting shares outstanding - adjusted                             89,178,490        89,178,490

Shares issueable upon exercise of outstanding warrants (1)                       -                 -
Shares issuable in connection with forward sale agreements (2)                   -                 -
Shares issueable upon conversion of outstanding share equivalents            9,170             5,200
Shares outstanding upon exercise of outstanding options                          -                 -
                                                                  ----------------- -----------------
Book value denominator                                                  89,187,660        89,183,690
                                                                  ----------------- -----------------
Fully converted book value per common voting and
                                                                  ----------------- -----------------
common equivalent voting share                                    $          11.86  $          12.69
                                                                  ================= =================

(1) Fully converted book value per share incorporates the assumption that (a) the warrants would not be exercised for any period where the book value per share is less than the strike price. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(2) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which (a) the closing market price falls between the contractual cap and floor prices and/or (b) an issuance would cause an increase in this Financial Measure.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
              Securities Convertible into Common Shares (unaudited)
                     $ in millions, except per share amounts


                                                                      Sept 30       Jun 30     Mar 31      Dec 31      Sep 30
                                                                        2006         2006       2006        2005        2005
                                                                     -----------  ----------- ----------  ---------- ----------
Common shares subject to forward sale agreements (see below): (1)
     Variable forward A floor shares                                  7,774,800    7,774,800          -           -          -
     Variable forward B floor shares                                  7,920,000    7,920,000          -           -          -
Warrants outstanding                                                  7,172,358    7,172,358  7,172,358   7,172,358  7,172,358
Share equivalents outstanding                                           470,310      478,421    469,196       9,170      5,200
                                                                     -----------  ----------- ----------  ---------- ----------
     Total                                                           23,337,468   23,345,579  7,641,554   7,181,528  7,177,558
                                                                     ===========  =========== ==========  ========== ==========

Common shares subject to forward sale agreements: (1)(2)

                                                                                            Sept 30          June 30
                                                                                              2006             2006
                                                                                              ----             ----
Forward sale agreement A (matures March 2007)
     Proceeds to Company assuming physical settlement at maturity                     [A]  91,353,900    $91,353,900
     Forward floor price                                                              [B]       11.75    $     11.75
     Number of shares to be delivered at and below the forward floor price            [C]   7,774,800      7,774,800
     Forward cap price                                                                [D]      18.465    $    18.465
     Number of shares to be delivered at the forward cap price                        [E]   4,947,409      4,947,409
     Example: Period-ending market price                                              [F]       19.39    $     17.27
     Example: Net cash payment by/(to) the Company (if cash settlement) based on such
              period-end market price                                                 [G]   7,191,690    $         -
     Example: Common shares issued (if physical settlement) based on such period-end
              mkt price                                                               [H]   5,082,290      5,289,745

     [G] = If [F] > [D] then = ( [C] x ( [F] - [D] ) ) ; If [B] < [F] < [D]
                  -
     then = 0; If [F] < [B] then = ( [C] x ( [F] - [B] ) )
                      -
     [H] = If [F] > [D] then =([C] x (([B] + [F] - [D])/[F])); If [B] < [F] < [D] then =([A]/[F]); If [F] < [B] then = [C]
                  -                                                                                       -
Forward sale agreement B (matures March 2008)
     Proceeds to Company assuming physical settlement at maturity                     [A]  89,100,000    $89,100,000
     Forward floor price                                                              [B]       11.25    $     11.25
     Number of shares to be delivered at and below the forward floor price            [C]   7,920,000      7,920,000
     Forward cap price                                                                [D]      18.375    $    18.375
     Number of shares to be delivered at the forward cap price                        [E]   4,848,980      4,848,980
     Example: Period-ending market price                                              [F]       19.39    $     17.27
     Example: Net cash payment by/(to) the Company (if cash settlement) based on such
              period-end market price                                                 [G]   4,921,715    $         -
     Example: Common shares issued (if physical settlement) based on such period-end
              mkt price                                                               [H]   4,848,980      5,159,236

     [G] = If [F] > [D] then = ( [E] x ( [F] - [D] ) ) ; If [B] < [F] < [D]
                  -
     then = 0 ; If [F] < [B] then = ( [C] x ( [F] - [B] ) )
                       -
     [H] = If [F] > [D] then = [E] ; If [B] < [F] < [D] then = ( [A] / [F] ) ; If [F] < [B] then = [C]
                  -                                                                   -
(1)  For a detailed  description of these forward sale agreements,  please refer to our 8-K filed June 2, 2006.

(2) The formula above are provided for illustrative purposes only and reflect assumptions intended to simplify the illustrations. The actual results illustrated above are governed by the documents filed with the SEC on May
     31, 2006.


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                 Basic and Diluted Earnings Per Share(unaudited)
                     $ in millions, except per share amounts


                                                                     Three months ended Sept 30        Nine months ended Sept 30
                                                                       2006          2005              2006             2005
                                                                  -----------------------------   --------------------------------
Numerator

Net operating income (loss)                                       $         75.5  $     (891.4)   $        175.1    $      (730.3)
Net realized gains and foreign exchange                                      7.8          16.3               5.6             38.4
                                                                  -----------------------------   --------------------------------
Net income (loss)                                                           83.3        (875.1)            180.7           (691.9)

Other comprehensive income (loss)                                           26.6         (21.8)             40.9            (58.4)
                                                                  -----------------------------   --------------------------------

Comprehensive income (loss)                                       $        109.9  $     (896.9)   $        221.6 $         (750.3)
                                                                  =============================   ================================
Denominator

Weighted avg common shares outstanding                               111,775,682    71,944,539       107,940,881       65,950,704
Less: common shares subject to issuance agreement                    (15,694,800)            -       (15,694,800)               -
                                                                  -----------------------------   --------------------------------
Weighted avg common shares outstanding - Basic                        96,080,882    71,944,539        92,246,081       65,950,704

Dilutive effect of warrants                                              609,651             -           360,560                -
Dilutive effect of stock options                                               -             -                 -                -
Dilutive effect of share equivalents                                     157,067             -           101,108                -
Dilutive effect of shares issueable in connection with forward            60,758             -            20,253                -
sale agreements
                                                                  -----------------------------   --------------------------------
Weighted avg. common & common equivalent shares                       96,908,358    71,944,539        92,728,002       65,950,704
                                                                  =============================   ================================
  outstanding - diluted

Operating income (loss) per common share - Basic (1)              $         0.79  $     (12.39)   $         1.90 $         (11.07)
Net income (loss) per common share - Basic                        $         0.87  $     (12.16)   $         1.96 $         (10.49)
Comprehensive income (loss) per common share - Basic              $         1.14  $     (12.47)   $         2.40 $         (11.38)

Diluted operating income (loss) per common share (1)              $         0.78  $     (12.39)   $         1.89 $         (11.07)
Diluted income (loss) per common share                            $         0.86  $     (12.16)   $         1.95 $         (10.49)
Diluted comprehensive income (loss) per common share              $         1.13  $     (12.47)   $         2.39 $         (11.38)

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page (17) for a discussion of the use of certain Financial Measures Disclosures

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
         Summary Consolidating Income Statement - Blue Ocean (unaudited)
                                  $ in millions


                                                        Montpelier                       Consolidation/    Montpelier
                                                        Stand Alone     Blue Ocean       Elimination      Consolidated
                                                        -------------   --------------   --------------   ---------------
ASSETS
Investments and cash and cash equivalents              $     2,858.2   $        413.4   $       (148.0)  $       3,123.6
Securities lending collateral                                  342.1                -                -             342.1
Premiums receivable                                            264.0              6.9                -             270.9
Deferred acquisition costs                                      39.6              3.3                -              42.9
Reinsurance receivable/ recoverable                            220.0                -                -             220.0
Unearned premium ceded                                          55.1                -                -              55.1
Other assets                                                    48.0              6.4            (13.2)             41.2
                                                      ---------------  ---------------  ---------------  ----------------
     Total Assets                                      $     3,827.0   $        430.0   $       (161.2)  $       4,095.8
                                                      ===============  ===============  ===============  ================
LIABILITIES
Loss and loss adjustment expense reserves                    1,341.4                -                -           1,341.4
Unearned premium                                               280.9             44.4                -             325.3
Securities lending payable                                     342.1                -                -             342.1
Debt                                                           352.3                -                -             352.3
Other liabilities                                              151.5             17.1            (19.6)            149.0
                                                      ---------------  ---------------  ---------------  ----------------
     Total Liabilities                                 $     2,468.2   $         61.5   $        (19.6)  $       2,510.1
                                                      ===============  ===============  ===============  ================
Preferred shares - Blue Ocean                                                    82.0            (82.0)                -

Minority Interest - Blue Ocean preferred shares                    -                -             59.8              59.8
Minority Interest - Blue Ocean common shares                       -                -            167.1             167.1
                                                      ---------------  ---------------  ---------------  ----------------
     Total Minority interest                                       -             82.0            144.9             226.9

SHAREHOLDERS' EQUITY                                         1,358.8            286.5           (286.5)          1,358.8
                                                      ---------------  ---------------  ---------------  ----------------
     Total Liabilites, Minority Interest
        & Shareholders' Equity                         $     3,827.0   $        430.0   $       (161.2)  $       4,095.8
                                                      ===============  ===============  ===============  ================

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
     Summary Consolidating Income Statement - Blue Ocean Q3 2006(unaudited)
                                  $ in millions

                                                Montpelier                             Consolidation/      Montpelier
                                                Stand Alone         Blue Ocean         Elimination         Consolidated
                                             ----------------   -----------------   ----------------    ----------------
Underwriting revenues
Gross premiums written                       $         114.1    $            6.9    $             -     $         121.0
Reinsurance premiums ceded                              13.2                   -                  -                13.2
                                             ----------------   -----------------   ----------------    ----------------
Net premiums written                                   100.9                 6.9                  -               107.8
                                                                               -                  -
Gross premiums earned                                  166.2                23.8                  -               190.0
Reinsurance premiums earned                             38.6                   -                  -                38.6
                                             ----------------   -----------------   ----------------    ----------------
Net premiums earned                                    127.6                23.8                  -               151.4
                                                                               -                  -
Underwriting expenses                                                                             -
Loss and loss adjustment expenses                       43.2                   -                  -                43.2
Acquisition costs                                       25.8                 1.5                  -                27.3
General and administrative expenses (1)                 17.8                 6.5               (6.4)               17.9
                                             ----------------   -----------------   ----------------    ----------------
Total underwriting expenses                             86.8                 8.0               (6.4)               88.4
                                             ----------------   -----------------   ----------------    ----------------
                                                                               -                  -
Underwriting income                                     40.8                15.8                6.4                63.0
                                             ----------------   -----------------   ----------------    ----------------
                                                                               -                  -
Net investment income                                   29.5                 4.6               (1.0)               33.1
Financing expense                                        6.7                 0.1                  -                 6.8
Other income (1)                                        16.9                   -              (14.4)                2.5
Other operating expense                                  3.3                   -                  -                 3.3
Minority interest                                        0.0                   -              (13.0)               13.0
                                             ----------------   -----------------   ----------------    ----------------
                                                        36.4                 4.5              (28.4)               12.5
                                             ----------------   -----------------   ----------------    ----------------
Operating income                                        77.2                20.3              (22.0)               75.5
                                             ----------------   -----------------   ----------------    ----------------
                                                                               -                  -
Net realized gains (losses)
   on invest. and FX transl.                             6.1                 1.7                  -                 7.8
                                                                               -                  -
                                             ----------------   -----------------   ----------------    ----------------
Net income                                              83.3                22.0              (22.0)               83.3
                                             ----------------   -----------------   ----------------    ----------------
Other comprehensive income items                        26.6                   -                  -                26.6
                                             ----------------   -----------------   ----------------    ----------------
Comprehensive income                         $         109.9    $           22.0    $         (22.0)    $         109.9
                                             ================   =================   ================    ================

Net written/gross written premium                      88.4%                                                      89.1%

Loss and loss adjustment expense ratio                 33.9%                                                      28.5%
Acquisition costs ratio                                20.2%                                                      18.0%
General and administrative expense ratio               13.9%                                                      11.8%
                                             ----------------                                           ----------------
      Combined ratio                                   68.0%                                                      58.3%
                                             ================                                           ================


(1) Montpelier charged Blue Ocean $1.0 million for underwriting services performed and $5.4 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
     Summary Consolidating Income Statement - Blue Ocean YTD 2006(unaudited)



                                                Montpelier                         Consolidation/    Montpelier
                                                Stand Alone       Blue Ocean       Elimination       Consolidated
                                             ----------------  ---------------   ---------------   -----------------
 Underwriting revenues
 Gross premiums written                               551.5    $         90.6    $            -    $      642.1
 Reinsurance premiums ceded                           116.7                 -                 -           116.7
                                             ---------------   ---------------   ---------------   -------------
 Net premiums written                                 434.8              90.6                 -           525.4

 Gross premiums earned                                533.4              46.2                 -           579.6
 Reinsurance premiums earned                          145.5                 -                 -           145.5
                                             ---------------   ---------------   ---------------   -------------
 Net premiums earned                                  387.9              46.2                 -           434.1

 Underwriting expenses
 Loss and loss adjustment expenses                    159.5                 -                 -           159.5
 Acquisition costs                                     87.6               3.5                 -            91.1
 General and administrative expenses (1)               47.0               8.8              (8.2)           47.6
                                             ---------------   ---------------   ---------------   -------------
 Total underwriting expenses                          294.1              12.3              (8.2)          298.2
                                             ---------------   ---------------   ---------------   -------------
 Underwriting income                                   93.8              33.9               8.2           135.9
                                             ---------------   ---------------   ---------------   -------------
 Net investment income                                 83.5              11.5              (2.7)           92.3
 Financing expense                                     20.8               0.1                 -            20.9
 Other income (1)                                      28.5                 -             (23.2)            5.3
 Other operating expense                               11.1                 -                 -            11.1
 Minority interest                                        -                 -             (26.4)           26.4
                                             ---------------   ---------------   ---------------   -------------
                                                       80.1              11.4             (52.3)           39.2
                                             ---------------   ---------------   ---------------   -------------
 Operating income                                     173.9              45.3             (44.1)          175.1
                                             ---------------   ---------------   ---------------   -------------
 Net realized gains (losses)
     on invest. and FX transl.                          6.8              (1.2)                -             5.6

                                             ---------------   ---------------   ---------------   -------------
 Net income                                           180.7              44.1             (44.1)          180.7
                                             ---------------   ---------------   ---------------   -------------
 Other comprehensive income items                      40.9                 -                 -            40.9
                                             ---------------   ---------------   ---------------   -------------
 Comprehensive income                                 221.6    $         44.1    $        (44.1)   $      221.6
                                             ===============   ===============   ===============   =============
 Net written/gross written premium                    78.8%                                               81.8%

 Loss and loss adjustment expense ratio               41.1%                                               36.7%
 Acquisition costs ratio                              22.6%                                               21.0%
 General and administrative expense ratio             12.1%                                               11.0%
                                             ---------------                                       -------------
       Combined ratio                                 75.8%                                               68.7%
                                             ===============                                       =============

(1) Montpelier charged Blue Ocean $2.1 million for underwriting services performed and $6.1 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2006
                         Financial Measures Disclosures



Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, which is driven by the timing of the disposition of investments and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

This financial supplement also contains the presentation of 'Compound fully converted book value adjusted for dividends'. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to September 30, 2006. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.